SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                January 27, 2000
-------------------------------------------------------------------------------
                        (Date of earliest event reported)



                         Progress Financial Corporation
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




Delaware                         0-14815                         25-2413363
-------------------------------------------------------------------------------
(State of other jurisdiction    (Commission File Number)        (IRS Employe
  of incorporation)                                            Identified No.)


4 Sentry Parkway, Suite 230, Blue Bell, Pennsylvania              19422-0764
-------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

                                 (610)-825-8800
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
-------------------------------------------------------------------------------

(Former name,former address and former fiscal year,if changed since last report)



                         Exhibit Index appears on page 4

Item 5.           Other Events


         On January 27, 2000, Progress Financial Corporation reported fourth quarter net income of $1.9 million or diluted earnings per share of $.34 compared with net income of $1.5 million or diluted earnings per share of $.26 for the fourth quarter of 1998. For further information see the press release attached as Exhibit 99(a) and incorporated herein by reference.

         Also on January 27, 2000, Progress Financial Corporation declared increased quarterly cash dividend of $.05 per share to shareholders of record on January 31, 2000, which will be paid on February 14, 2000. For further information, see the press release attached as Exhibit 99(b) and incorporated herein by reference.

         On January 27, 2000, Progress Financial Corporation distributed an earnings package to analysts. For further information see the attached Exhibit 99(c) and incorporated herein by reference.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               PROGRESS FINANCIAL CORPORATION





Dated:   February 29, 2000                  By:   /s/ Michael B. High
                                                  -----------------------------
                                                  Michael B. High
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX




         Exhibit Number                                Description


           99(a) Press Release on Fourth Quarter 1999 earnings issued on January 27, 2000

           99(b) Press Release on dividend declaration issued on January 27, 2000

           99(c)                Analyst package distributed on January 27, 2000

                                  Exhibit 99(a)


                                      99(a)
                      Press Release on Fourth Quarter 1999
                       earnings issued on January 27, 2000

                                                             Exhibit 99 (a)



NEWS RELEASE

Contact: Michael B. High, CFO/Senior Vice President
                  (610) 941-4804
                  Dorothy Jaworski, Director of Investor Relations
                  (484) 322-4822

For immediate release:

        Progress Financial Corporation Announces Fourth Quarter Earnings of $1.9 Million, a 29% Increase Over Fourth Quarter 1998

         Blue Bell, PA, January 27, 2000 - Progress Financial Corporation (the "Company" - Nasdaq: PFNC) today reported fourth quarter 1999 net income of $1.9 million, or diluted earnings per share of $.34, compared to net income of $1.5 million, or diluted earnings per share of $.26 for the fourth quarter of 1998.
         Commenting on the fourth quarter results, W. Kirk Wycoff, President and CEO, stated, "We are pleased to announce a 29% increase in fourth quarter 1999 earnings over 1998. Our margin increased fifteen basis points primarily due to increased loan volume. The Company recognized $931,000 of income during the period primarily related to VerticalNet Inc. common stock previously acquired through the exercise of client warrants. Fee based income increased $1.9 million, primarily due to mutual fund, annuity and insurance commissions and teleservices income. These increases were partially offset by a $925,000 increase in the provision for possible loan and lease losses to increase our reserve coverage and due to charge-offs in the leasing portfolio and the deterioration of a loan to a commercial manufacturer."
         Average earning assets for the fourth quarter of 1999 were $668.2 million compared to $595.5 million for the same period in 1998. The growth in assets relates to higher loan production across all key divisions and higher lease production. Average loans and leases increased $72.6 million to $478.5 million compared to the same quarter of 1998. Consequently, tax-equivalent net interest income for the fourth quarter of 1999 increased $1.0 million or 16% over the same period in 1998. The net interest margin increased by fifteen basis points primarily due to increases in the volume of commercial business, commercial real estate and construction loans and because Progress Bank is asset sensitive and our spread responded positively to the recent increases in interest rates.

         Loans and leases outstanding totaled $503.7 million at December 31, 1999, including commercial real estate loans of $162.6 million, which increased $28.2 million or 21% from December 31, 1998. In addition, commercial business loans totaled $119.8 million, an increase of $27.1 million or 29% from December 31, 1998.

                         Loans and Leases Outstanding *


           (Dollars in Thousands)                                   December 31,
      -----------------------------------------------------------------------------------------------------
                                               1999                                   1998
      -----------------------------------------------------------------------------------------------------

                                             Actual         % of Total         Actual         % of Total

      Commercial Business                   $119,807          23.79%          $  92,737           21.87%

      Commercial Real Estate                 162,588          32.28             134,380           31.69

      Lease Financing                         86,985          17.27              73,499           17.34

      Residential Mortgages                   40,554           8.05              50,086           11.81

      Construction                            58,813          11.68              44,546           10.51

      Consumer                                34,918           6.93              28,738            6.78

          Total                             $503,665         100.00%           $423,986          100.00%

*        Includes loans held for sale

     The Company reported non-performing assets of $5.8 million at December 31, 1999 up from $3.7 million at December 31, 1998, which includes $2.2 million for the aforementioned deterioration in a manufacturing customer's credit. The Company's non-performing assets to total assets ratio at December 31, 1999 was
 .75% compared to .57% at December 31, 1998. During the quarter ended December 31, 1999, the Company recorded a $1.2 million provision for possible loan and lease losses compared with $300,000 for the comparable period in 1998. The increase of $925,000 was the result of the charge-off policy implemented in the second quarter for the lease portfolio, the deterioration in a manufacturing customer's credit and the bank's need to increase its reserve coverage from prior years. At December 31, 1999, the lease portfolio delinquency stood at 2.1% compared to 7.0% for the comparable period in 1998. As a result, the company expects a lower level of charge offs in this portfolio for 2000. As of December 31, 1999, the allowance for possible loan and lease losses increased by $1.4 million to $5.9 million from $4.5 million at December 31, 1998.The ratio of the allowance for possible loan and lease losses to total loans and leases was 1.18% at December 31, 1999 compared to 1.06% at December 31, 1998.

     Non-interest income for the quarter ended December 31, 1999 amounted to $6.9 million, compared to $2.3 million for the same period in 1998. The Company recognized $931,000 of pre-tax income ($614,000 after tax) during the period primarily related to VerticalNet Inc. common stock previously acquired through the exercise of client warrants. During the 1999 fourth quarter, the Company earned $902,000 in mutual fund, annuity and insurance commissions. Teleservices fee income of $796,000 represents an increase of $551,000 over the fourth quarter of 1998 due to new inbound clients. Service charges on deposits increased $152,000 over the fourth quarter of 1998.

     Total non-interest expense was $9.9 million for the quarter ended December 31, 1999 compared to $5.8 million for the quarter ended December 31, 1998. The increase in non-interest expense for the quarter ended December 31, 1999 over the comparable quarter in 1998 was primarily due to increases in salaries and employee benefits of $2.0 million to $4.9 million as a result of additional employees of the newly formed financial services and insurance subsidiary Progress Financial Resources, the staffing of Progress Capital Management, Inc. to pursue our SBIC license, and from other new positions established within the Company. Occupancy and furniture, fixtures and equipment expenses increased $387,000 mainly due to three new branch openings in the second and fourth quarters and recent acquisitions. Professional services expense increased $401,000 primarily due to the increased usage of an interactive voice response system in handling new inbound clients and the outsourcing of the internal audit function. Other expenses increased $1.2 million primarily due to increased advertising and loss on disposition of equipment.

     Total assets increased to $765.5 million at December 31, 1999 from $646.8 million at December 31, 1998. Total deposits increased 28% to $521.4 million at December 31, 1999 from $408.2 million at December 31, 1998. Deposit growth is the result of the continuing expansion of our retail delivery network in Bucks, Chester and Montgomery Counties and aggressive advertising.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through fourteen full service offices. The Company also offers a diversified array of financial services including equipment leasing through Progress Leasing Company, with offices in Blue Bell, Pennsylvania and Timonium, Maryland, and financial planning services and investments through Progress
Financial Resources, Inc., headquartered in Philadelphia, Pennsylvania. In addition, the Company conducts commercial mortgage banking and brokerage services through Progress Realty Advisors, Inc. with locations in Blue Bell, Pennsylvania; Richmond and Chesapeake, Virginia; Woodbridge, New Jersey; Wilmington, Delaware; and Raleigh, North Carolina. The Company also conducts business-to-business telemarketing through Procall Teleservices, Inc.; construction and development of assisted living communities through Progress Development Corporation, and venture capital activities managed by Progress Capital Management, Inc. The Company's common stock is traded on the Nasdaq Stock Market, National Market under the Symbol "PFNC".

                             FINANCIAL DATA ATTACHED

                         Progress Financial Corporation
                              Financial Highlights

                                                                      Three Months Ended            Twelve Months Ended
                                                                         December 31,                   December 31,
                                                                 ------------------------------ -----------------------------
                                                                      1999            1998          1999           1998
                                                                 ---------------- ------------- ------------- ---------------
Reported Results:
Basic net income per common share (1)                                 $  .35          $  .28        $ 1.21         $  .97
Diluted net income per common share (1)                                  .34             .26          1.15            .88
Dividends per common share (1)                                           .05             .04           .18            .14
Book value per share (1)                                                8.67            7.82          8.67           7.82
Tangible book value per share (1)                                       7.78            6.85          7.78           6.85

Basic average common shares outstanding (1)                        5,573,076       5,339,935     5,503,259      5,124,681
Diluted average common shares outstanding(1)                       5,788,924       5,855,871     5,809,921      5,627,588

Net interest margin (FTE)                                               4.29%           4.14%         4.24%          4.32%
Net interest spread (FTE)                                               3.67            3.49          3.63           3.66
Return on average assets                                                1.08             .96           .98            .89
Return on average equity                                               17.33           14.41         15.47          13.78
Efficiency ratio                                                       59.28           63.80         65.24          66.85
Average equity to average assets                                        6.23            6.63          6.33           6.42

Ratio of allowance for possible loan and lease losses
   to total loan and leases receivable                                  1.18            1.06          1.18           1.06

Ratio of non-performing assets to total assets                           .75             .57           .75            .57

Ratio of allowance for possible loan losses to non-performing
loans and leases                                                      103.96          121.91        103.96         121.91

Selected Average Balances:
   Loans, gross                                                     $478,535        $405,907      $454,479       $373,545
   Earning assets                                                    668,187         595,527       635,453        530,093
   Total assets                                                      720,182         629,942       680,857        562,555
   Deposits                                                          502,207         397,523       452,998        364,226
   Equity                                                             44,899          41,759        43,131         36,140



 (1) Per share amounts have been restated to reflect the 5% stock dividend distributed to shareholders on August 31, 1999.

                         Progress Financial Corporation
                 Consolidated Statements of Financial Condition
                             (Dollars in Thousands)

                                                                                                  December 31,  December 31,
                                                                                                      1999          1998
                                                                                                  ------------- --------------
Assets:
Cash and due from banks:
   Non-interest bearing                                                                             $15,648      $14,189
   Interest bearing                                                                                  24,278        6,498
Loans held for sale (fair value: $0  in 1999 and $25,326 in 1998)                                        --       25,250
Trading securities                                                                                    3,267           --
Investments:
   Available for sale at fair value (amortized cost: $23,571 in 1999 and $18,208 in 1998)            30,632       17,909
   Held to maturity at amortized cost (fair value: $32,914 in 1999 and $12,547 in 1998)              34,309       12,401
Mortgage-backed securities:
   Available for sale at fair value (amortized cost: $123,958 in 1999 and $146,910 in 1998)         118,886      146,459
Loans and leases, net (net of reserve: $5,927 in 1999 and $4,490 in 1998)                           497,738      394,246
Premises and equipment, net                                                                          16,443       10,707
Other assets                                                                                         24,333       19,154
                                                                                                   --------     --------
     Total assets                                                                                  $765,534     $646,813
                                                                                                   ========     ========
Liabilities and Stockholders' Equity
Liabilities:
Deposits:
   Non-interest bearing                                                                           $  65,305    $  54,934
   Interest-bearing                                                                                 456,134      353,228
Short-term borrowings                                                                                50,767       45,941
Other liabilities                                                                                    19,068       15,250
Long-term Debt:
   Federal Home Loan Bank advances                                                                   85,000       83,000
   Other debt                                                                                        27,000       38,475
                                                                                                    -------      -------
    Total liabilities                                                                               703,274      590,828
                                                                                                    -------      -------
  Corporation-obligated mandatorily redeemable capital securities of subsidiary trust holding
  solely junior subordinated debentures of the Corporation                                           14,451       14,431

Stockholders' equity:
Common  stock,  $1  par  value;  12,000,000  shares  authorized;  5,680,000  and
   5,263,000  and shares  issued at December  31,  1999 and 1998,  respectively, including treasury shares of 152,000
   and 177,000 and unallocated shares held by the Employee Stock Ownership Plan of 14,000, and        5,680        5,263
   24,000 at December 31, 1999 and 1998, respectively.
Other common stockholders' equity, net                                                               40,895       36,786
Net accumulated other comprehensive income (loss)                                                     1,234         (495)
                                                                                                    -------      -------
   Total stockholders' equity                                                                        47,809       41,554
                                                                                                    -------      -------
  Total liabilities, Corporation-obligated mandatorily redeemable capital securities of
  subsidiary trust holding solely junior subordinated debentures of the Corporation and            $765,534     $646,813
  stockholders' equity                                                                             ========     ========


                         Progress Financial Corporation
                      Consolidated Statements of Operations
                  (Dollars in Thousands, except per share data)

                                                                            Three Months Ended     Twelve Months Ended
                                                                               December 31,            December 31,
                                                                             1999        1998        1999        1998
Interest  income:
  Loans and leases, including fees                                         $10,860      $9,414     $40,952      $35,468
  Mortgage-backed securities                                                 2,055       2,474       8,008        8,686
  Investment securities                                                        838         355       2,346        1,017
  Other                                                                        223         110         868          158
                                                                           -------      ------     -------      -------
    Total interest income                                                   13,976      12,353      52,174       45,329

Interest expense:
  Deposits                                                                   4,808       3,830      16,759       14,466
  Short-term borrowings                                                        432         633       2,199        3,164
  Long-term borrowings                                                       1,570       1,678       6,474        4,820
                                                                            ------      ------      ------      -------
    Total interest expense                                                   6,810       6,141      25,432       22,450
                                                                            ------      ------      ------      -------
Net interest income                                                          7,166       6,212      26,742       22,879
Provision for possible loan and lease losses                                 1,225         300       3,548          959
                                                                            ------      ------      ------      -------
      Net interest income after provision for possible loan and lease        5,941       5,912      23,194       21,920
      losses                                                                ------      ------      ------      -------

Non-interest income:
  Service charges on deposits                                                  584         432       2,097        1,663
  Lease financing fees                                                         333         350       1,531        1,414
  Mutual fund, annuity and insurance commissions                               902          --       2,669           --
  Teleservices fee income                                                      796         245       3,406        1,034
  Loan brokerage and advisory fees                                             688         690       2,385        2,108
  Gain (loss) from sale of securities                                         (125)         96        (347)         533
  Client warrant income                                                        931          73       4,188           73
  Fees and other                                                             2,756         369       5,064        1,835
                                                                            ------      ------      ------       ------
      Total non-interest income                                              6,865       2,255      20,993        8,660
                                                                            ------      ------      ------       ------
Non-interest expense:
  Salaries and employee benefits                                             4,912       2,962      17,586       11,272
  Occupancy                                                                    475         285       1,606        1,280
  Data processing                                                              354         275       1,175        1,073
  Furniture, fixtures and equipment                                            479         282       1,623        1,085
  Professional services                                                        707         306       2,222        1,117
  Capital securities expense                                                   399         398       1,595        1,593
  Other                                                                      2,529       1,292       8,166        5,256
                                                                            ------      ------      ------       ------
      Total non-interest expense                                             9,855       5,800      33,973       22,676
                                                                            ------      ------      ------       ------
Income before income taxes and cumulative effect of accounting change        2,951       2,367      10,214        7,904
Income tax expense                                                             990         850       3,543        2,878
                                                                            ------      ------      ------       ------
Income before cumulative effect of accounting change                         1,961       1,517       6,671        5,026
Cumulative effect of accounting change (net of tax benefit of $26)              --          --          --          (46)
                                                                            ------      ------      ------       ------
      Net Income                                                            $1,961      $1,517      $6,671       $4,980
                                                                            ======      ======      ======       ======

Basic income per common share before cumulative effect of accounting          $.35        $.28       $1.21         $.98
  change                                                                    ======      ======      ======       ======

Diluted income per common share before cumulative effect of accounting        $.34        $.26       $1.15         $.89
change                                                                      ======      ======      ======       ======

Basic net income per common share                                             $.35        $.28       $1.21         $.97
                                                                            ======      ======      ======       ======

Diluted net income per common share                                           $.34        $.26       $1.15         $.88
                                                                            ======      ======      ======       ======

Dividends per common share                                                    $.05        $.04        $.18         $.14
                                                                            ======      ======      ======       ======

Basic average common shares outstanding                                  5,573,076   5,339,935   5,503,259    5,124,681
                                                                         =========   =========   =========    =========
Diluted average common shares outstanding                                5,788,924   5,855,871   5,809,921    5,627,588
                                                                         =========   =========   =========    =========

                                                                  ###

                                  Exhibit 99(b)

                      Press Release on dividend declaration
                           issued on January 27, 2000

                                                                 Exhibit 99(b)



NEWS RELEASE


Contact: Michael B. High--(610) 941-4804
                  CFO/Senior Vice President
                  Progress Financial Corporation
                  4 Sentry Parkway - Suite 200
                  Blue Bell, PA   19422

For immediate release:

              Progress Financial Corporation Declares Cash Dividend

         Blue Bell, PA, January 27, 2000 - The Board of Directors of Progress Financial Corporation (the "Company" - Nasdaq: PFNC) has declared its regular quarterly cash dividend on its common stock, according to W. Kirk Wycoff, Chairman, President and Chief Executive Officer. The cash dividend of $.05 per share will be paid on February 14, 2000 to shareholders of record on January 31, 2000.
         Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through fourteen full service offices. The Company also offers a diversified array of financial services including equipment leasing through Progress Leasing Company, with offices in Blue Bell, Pennsylvania and Timonium, Maryland, and financial planning services and investments through Progress
Financial Resources, Inc., headquartered in Philadelphia, Pennsylvania. In addition, the Company conducts commercial mortgage banking and brokerage services through Progress Realty Advisors, Inc. with locations in Blue Bell, Pennsylvania; Richmond and Chesapeake, Virginia; Woodbridge, New Jersey; Wilmington, Delaware; and Raleigh, North Carolina. The Company also conducts business-to-business telemarketing through Procall Teleservices, Inc.; construction and development of assisted living communities through Progress Development Corporation, and venture capital activities managed by Progress Capital Management, Inc. The Company's common stock is traded on the Nasdaq Stock Market, National Market under the Symbol "PFNC".
                                      ####

                                  Exhibit 99(c)
                 Analyst package distributed on January 27, 2000

                                                                Three months ended                      Twelve months ended
                                                                   December 31,                              December 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Percent                                  Percent
                                                           1999         1998       change           1999         1998       change
------------------------------------------------------------------------------------------------------------------------------------
Per Common Share Data
----------------------
Net income:
   Basic                                                   0.35        $0.28        25.00%          $1.21        $0.97       24.74%
   Diluted                                                 0.34        $0.26        30.77%          $1.15        $0.88       30.68%
Cash dividends declared                                    0.05        $0.04        25.00%          $0.18        $0.14       28.57%
Book value                                                $8.67        $7.82        10.87%          $8.67        $7.82       10.87%
Tangible book value                                       $7.78        $6.85        13.58%          $7.78        $6.85       13.58%
Average shares outstanding:
   Basic                                              5,573,076    5,339,935         4.37%      5,503,259    5,124,681        7.39%
   Diluted                                            5,788,924    5,855,871        -1.14%      5,809,921    5,627,588        3.24%

Financial Ratios
----------------
Return on average shareholders' equity                    17.33%       14.41%       20.23%          15.47%       13.78%      12.24%
Return on average total assets                             1.08%        0.96%       13.07%           0.98%        0.89%      10.68%
Average yield on earning assets                            8.34%        8.23%        1.34%           8.24%        8.55%      -3.63%
Average rate on interest bearing liabilities               4.67%        4.74%       -1.48%           4.61%        4.89%      -5.73%
Net interest spread                                        3.67%        3.49%        5.16%           3.63%        3.66%      -0.82%
Net interest margin (FTE)                                  4.29%        4.14%        3.62%           4.24%        4.32%      -1.85%
Efficiency ratio                                          59.28%       63.80%       -7.08%          65.24%       66.85%      -2.40%
Risk-based capital - Tier 1                                8.90%        9.56%       -6.90%           8.90%        9.56%      -6.90%
                           - Total capital                10.01%       10.58%       -5.39%          10.01%       10.58%      -5.39%
Tier 1 leverage ratio                                      6.30%        6.60%       -4.55%           6.30%        6.60%      -4.55%
Average shareholders' equity/average total asssets         6.23%        6.63%       -6.03%           6.33%        6.42%      -1.40%

Asset Quality (dollars in thousands)
------------------------------------
Allowance for loan losses                                $5,927       $4,490        32.00%         $5,927       $4,490       32.00%
Allowance for loan losses/Loans                            1.18%        1.06%       11.32%           1.18%        1.06       11.32%
Net charge-offs(recoveries)                                $482         $421        14.49%         $2,111         $332      535.84%
Net charge-offs/Average loans (annualized)                 0.40%        0.41%       -2.89%           0.46%        0.09%     422.61%
Nonperforming assets                                     $5,767       $3,683        56.58%         $5,767       $3,683       56.58%
Nonperforming assets/Total loans plus OREO                 1.16%        0.88%       31.82%           1.16%        0.88%      31.82%
Nonperforming assets/Total assets                          0.75%        0.57%       31.72%           0.75%        0.57%      31.72%
Allowance for loan losses/Nonperforming loans            103.96%      121.91%      -14.72%         103.96%      121.91%     -14.72%

Average Balances (in thousands)
-------------------------------
Loans and leases(gross of reserves)                    $478,535     $405,907        17.89%       $454,479     $373,545       21.67%
Earning assets                                          668,187      595,527        12.20%        635,453      530,093       19.88%
Total assets                                            720,182      629,942        14.33%        680,857      562,555       21.03%
Deposits                                                502,207      397,523        26.33%        452,998      364,226       24.37%
Interest bearing liabilities                            578,754      513,900        12.62%        551,224      459,079       20.07%
Shareholders' equity                                     44,899       41,759         7.52%         43,131       36,140       19.34%

Period End Balances (in thousands)
----------------------------------
Loans and leases(gross of reserves)                    $497,738     $419,496        18.65%       $497,738     $419,496       18.65%
Total assets                                            765,534      646,813        18.35%        765,534      646,813       18.35%
Deposits                                                521,439      408,162        27.75%        521,439      408,162       27.75%
Total liabilities                                       703,274      590,828        19.03%        703,274      590,828       19.03%
Shareholders' equity                                     47,809       41,554        15.05%         47,809       41,554       15.05%



                                     Three months        Three months        Three months          Three months       Twelve months
                                       ended                ended               ended                 ended               ended
                                     December 31,        September 30,         June 30,             March 31,          December 31,
                                 ------------------   -----------------   -------------------  ------------------ -----------------
                                              %                     %                    %                   %                   %
                                1999  1998  change   1999  1998   change   1999  1998  change  1999  1998  change  1999  1998 change
                               ------ ----- -------  ----  -----  ------  -----  ----  ------  ----  ----  ------  ----  ---- ------

TAX EQUIVALENT INCOME STATEMENT
($in thousands,
  except per share data)

Net interest income(FTE)      $7,230 $6,212   16%   $6,810 $6,015   13%   $6,647 $5,461  22% $6,260 $5,191  21% $26,947 $22,879  18%
FTE adjustment                   (64)     -    -       (48)     -    -       (48)     -   -     (45)     -   -     (205)      -   -
                              -------------------  --------------------- ------------------- ------------------  -------------------
Net interest income            7,166  6,212   15%    6,762  6,015   12%    6,599  5,461  21%  6,215  5,191  20%  26,742  22,879  17%
Provision for losses on loans  1,225    300  308%      658    233  182%    1,216    224 443%    449    202 122%   3,548     959 270%

Non-Interest Income:
  Service charges on deposits    584    432   35%      572    455   26%      521    409  27%    420    367  14%   2,097   1,663  26%
  Lease financing fees           333    350   -5%      334    315    6%      477    384  24%    387    365   6%   1,531   1,414   8%
  Mutual fund, annuity
     and insurance commissions   902      -    -       713      -     -      574      -   -     480      -   -    2,669       -    -
  Teleservices fee income        796    245  225%    1,377    277  397%      990    338 193%    243    174  40%   3,406   1,034 229%
  Loan brokerage and
    advisory fees                688    690    0%      522    583  -10%      652    390  67%    523    445  18%   2,385   2,108  13%
  Gain(loss) from sale
    of securities               (125)    96 -230%      (66)   100  166%        4    122 -97%   (160)   215-174%    (347)   533 -165%
  Client warrant income          931     73    -     2,775      -    -       482      -   -       -      -   -    4,188     73    -
  Fees and other income        2,756    369  647%      889    536   66%      550    619 -11%    869    239 264%   5,064  1,763  187%
                               --------------------- ------------------  --------------------- -----------------  ------------------
    Total non-interest income  6,865  2,255  204%    7,116  2,266  214%    4,250  2,262  88%  2,762  1,805  53%  20,993  8,588  144%

Non-Interest Expenses:
  Salaries and employee
   benefits                    4,912  2,929   68%    4,895  2,952   66%    4,275  2,773  54%  3,504  2,618  34%  17,586  11,272  56%
  Occupancy                      475    285   67%      470    337   39%      316    353 -10%    345    305  13%   1,606   1,280  25%
  Data processing                354    275   29%      339    287   18%      264    262   1%    218    249 -12%   1,175   1,073  10%
  Furniture, fixtures
    and equipment                479    282   70%      429    267   61%      425    282  51%    290    254  14%   1,623   1,085  50%
  Loan and real estate
     owned expenses, net         275    174   58%      188    145   30%      130    156 -17%    127    117   9%     720     592  22%
  Professional services          707    306  131%      568    431   32%      580    189 207%    367    191  92%   2,222   1,117  99%
  Capital securites expense      399    398    0%      399    398    0%      399    399   0%    398    398   0%   1,595   1,593   0%
  Other                        2,254  1,151   96%    2,465  1,110  122%    1,532  1,316  16%  1,195  1,087  10%   7,446   4,664  60%
                               ------------------    ------------------    -----------------  -----------------   ------------------
   Total non-interest
     expenses                  9,855  5,800   70%    9,753  5,927   65%    7,921  5,730  38%  6,444  5,219  23%  33,973  22,676  50%
                               ------------------    ------------------    ------------------ -----------------  -------------------
Income Before Income Taxes     2,951  2,367   25%    3,467  2,121   63%    1,712  1,769  -3%  2,084  1,575  32%  10,214   7,832  30%
Provision for income
  tax expense                    990    850   16%    1,210    775   56%      582    648 -10%    761    579  31%   3,543   2,852  24%
                               ------------------   -------------------   ------------------ -----------------   -------------------
Net income                     $1,961 $1,517  29%   $2,257 $1,346   68%   $1,130 $1,121   1%  $1,323  $996  33%  $6,671  $4,980  34%
                               ==================   ===================   ================== =================   ===================

QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                  Fourth           Third            Second           First             Year-
                       1999                        Quarter          Quarter          Quarter          Quarter           to-date
                                                ---------------  ---------------  ------------     ------------       -----------

FTE interest income                                $14,040          $13,216          $12,781          $12,342           $52,379
Interest expense                                     6,810            6,406            6,134            6,082            25,432
                                                ---------------  ---------------  ------------     ------------       ----------

FTE net interest income                              7,230            6,810            6,647            6,260            26,947
Less: FTE adjustment                                   (64)             (48)             (48)             (45)             (205)
                                                ---------------  ---------------  ------------     ------------       ----------
Net Interest Income                                  7,166            6,762            6,599            6,215            26,742

Provision for Losses on Loans                        1,225              658            1,216              449             3,548

Non-Interest Income:
  Service charges on deposits                          584              572              521              420             2,097
  Lease financing fees                                 333              334              477              387             1,531
  Mutual fund, annuity and insurance commissions       902              713              574              480             2,669
  Teleservices fee income                              796            1,377              990              243             3,406
  Loan brokerage and advisory fees                     688              522              652              523             2,385
  Gain(loss) from sale of securities                  (125)             (66)               4             (160)             (347)
  Client warrant income                                931            2,775              482                -             4,188
  Fees and other income                              2,756              889              550              869             5,064
                                               ---------------  ---------------  -------------     ------------       ----------
    Total non-interest income                        6,865            7,116            4,250            2,762            20,993

Non-Interest Expenses:
  Salaries and employee benefits                     4,912            4,895            4,275            3,504            17,586
  Occupancy                                            475              470              316              345             1,606
  Data processing                                      354              339              264              218             1,175
  Furniture, fixtures and equipment                    479              429              425              290             1,623
  Loan and real estate owned expenses, net             275              188              130              127               720
  Professional services                                707              568              580              367             2,222
  Capital securites expense                            399              399              399              398             1,595
  Other                                              2,254            2,465            1,532            1,195             7,446
                                                ---------------  ---------------  -----------      -----------         ---------
    Total non-interest expenses                      9,855            9,753            7,921            6,444            33,973


Income Before Income Taxes                           2,951            3,467            1,712            2,084            10,214
Provision for income tax expense                       990            1,210              582              761             3,543
                                                ---------------  ---------------  -----------      -----------         ---------

Net Income                                          $1,961           $2,257           $1,130           $1,323            $6,671
                                                ===============  ===============  ===========      ===========         =========

Other Data:
EPS - Basic                                           0.35             0.40             0.21             0.25              1.21
EPS - Diluted                                         0.34             0.39             0.19             0.23              1.15
ROA                                                   1.08%            1.31%            0.68%            0.82%             0.98%
ROE                                                  17.33%           20.73%           10.60%           12.88%            15.47%
Net interest margin (FTE)                             4.29%            4.24%            4.29%            4.13%             4.24%
Dividends declared on common stock                    0.05             0.05             0.04             0.04              0.18
FTE employees                                          316              292              295              268               316


QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                                Fourth          Third         Second          First         Full
                           1998                                   Quarter        Quarter        Quarter        Quarter        Year
                                                                 --------        -------        -------        -------       ------

FTE interest income                                               $12,353        $12,266        $10,778         $9,932      $45,329
Interest expense                                                    6,141          6,251          5,317          4,741       22,450
                                                                  -------        -------        -------         ------      -------

FTE net interest income                                             6,212          6,015          5,461          5,191       22,879
Less: FTE adjustment                                                    -              -              -              -            -
                                                                  -------        -------        -------         -------     -------
Net Interest Income                                                 6,212          6,015          5,461           5,191      22,879

Provision for Losses on Loans                                         300            233            224             202         959

Non-Interest Income:
  Service charges on deposits                                         432            455            409             367       1,663
  Lease financing fees                                                350            315            384             365       1,414
  Mutual fund, annuity and insurance commissions                        -              -              -               -           -
  Teleservices fee income                                             245            277            338             174       1,034
  Loan brokerage and advisory fees                                    690            583            390             445       2,108
  Gain(loss) from sale of securities                                   96            100            122             215         533
  Client waarant income                                                73              -              -               -          73
  Fees and other income                                               369            536            619             239       1,763
                                                                  -------        -------         ------          ------     -------
    Total non-interest income                                       2,255          2,266          2,262           1,805       8,588

Non-Interest Expenses:
  Salaries and employee benefits                                    2,929          2,952          2,773           2,618      11,272
  Occupancy                                                           285            337            353             305       1,280
  Data processing                                                     275            287            262             249       1,073
  Furniture, fixtures and equipment                                   282            267            282             254       1,085
  Loan and real estate owned expenses, net                            174            145            156             117         592
  Professional services                                               306            431            189             191       1,117
  Capital securites expense                                           398            398            399             398       1,593
  Other                                                             1,151          1,110          1,316           1,087       4,664
                                                                  -------        -------         ------          ------      ------
    Total non-interest expenses                                     5,800          5,927          5,730           5,219      22,676


Income Before Income Taxes                                          2,367          2,121          1,769           1,575       7,832
Provision for income tax expense                                      850            775            648             579       2,852
                                                                  -------        -------         ------          ------      ------

Net Income                                                         $1,517         $1,346         $1,121            $996      $4,980
                                                                  =======        =======        =======          ======      ======

Other Data:
EPS - Basic                                                         $0.28          $0.25          $0.22           $0.22       $0.97
EPS - Diluted                                                       $0.26          $0.23          $0.20           $0.19       $0.88
ROA                                                                  0.96%          0.88%          0.85%           0.84%       0.89%
ROE                                                                 14.41%         12.70%         12.89%          15.60%      13.78%
Net interest margin (FTE)                                            4.24%          4.16%          4.38%           4.66%       4.32%
Dividends declared on common stock                                  $0.04          $0.04          $0.03           $0.03       $0.14
FTE employees                                                         226            220            228             228         226

ASSET QUALITY
(Unaudited)
                                                        1999                                               1998
                                    --------------------------------------------        -------------------------------------------
($ in thousands)                     Year-   Fourth    Third    Second     First        Full    Fourth    Third    Second     First
Allowance for Loan Losses           to-date  Quarter  Quarter   Quarter   Quarter       Year    Quarter  Quarter   Quarter   Quarter
                                    ---------------------------------------------       --------------------------------------------
Balance at beginning of period      $4,490   $5,184   $4,984    $4,854    $4,490       $3,863   $4,611   $4,307    $4,120    $3,863
Provision                            3,548    1,225      658     1,216       449          959      300      233       224       202
Charge-offs                          2,554      638      572     1,184       160          755      544       51       108        52
Recoveries                            (443)    (156)    (114)      (98)      (75)        (423)    (123)    (122)      (71)     (107)
  Net loan charge-offs               2,111      482      458     1,086        85          332      421      (71)       37       (55)

Balance at end of period            $5,927   $5,927   $5,184    $4,984    $4,854       $4,490   $4,490   $4,611    $4,307    $4,120


Allowance as percentage of loans      1.18%    1.18%    1.11%     1.09%     1.11%        1.06%    1.06%    1.19%    1.16%      1.19%

Net charge-offs/average loans         0.46%    0.10%    0.10%     0.24%     0.02%        0.09%    0.10%   -0.02%    0.01%     -0.02%

Allowance as percentage of
   non-performing loans             103.96%  103.96%  137.87%   104.36%   110.15%       121.91% 121.91%  161.68%  197.39%    215.14%

Non-performing assets
Non-accrual loans and leases        $5,701   $5,701   $3,760    $4,776     4,407        $3,683  $3,683   $2,852   $2,182     $1,915
Other real estate owned                 66       66        -         -         -             -       -        -      300        300
Total non-performing assets         $5,767   $5,767   $3,760    $4,776    $4,407        $3,683  $3,683   $2,852   $2,482     $2,215

Non-performing assets to:
  Loans and leases plus OREO          1.16%    1.16%    0.81%     1.06%     1.02%         0.88%   0.88%    0.74%    0.68%      0.64%
  Total assets                        0.75%    0.75%    0.53%     0.72%     0.66%         0.57%   0.57%    0.46%    0.41%      0.46%

Loans past due 90 days              $2,336   $2,336   $7,282    $5,210    $2,123        $4,030  $4,030   $3,723   $2,277     $4,118

Total under-performing loans        $8,103   $8,103  $11,042    $9,986    $6,530        $7,713  $7,713   $6,575   $4,759     $6,333



AVERAGE BALANCE SHEET DATA
(Unaudited)
                                                                1999                                            1998
                                            -------------------------------------------     ----------------------------------------

($ in thousands)                            Fourth    Third   Second    First    Year       Fourth    Third   Second    First   Full
Average balances                            Quarter  Quarter  Quarter  Quarter  to-date     Quarter  Quarter  Quarter  Quarter  Year
                                            -------------------------------------------     ----------------------------------------

Cash and due from banks (Interest-earning) $ 18,322 $ 21,726 $ 13,326 $ 16,294 $ 16,907   10,135 $    821 $  1,211  $ 2,187 $  3,990
Trading securitires                             343        -        -        -       86        -        -        -        -        -
Loans,net of unearned discounts:
    Commercial business                     110,450  105,225  104,634   95,429  103,934   85,656   79,806   75,298   68,313   77,268
    Commercial mortgage                     154,760  143,340  133,390  114,799  136,572  131,170  122,657  118,898  113,784  121,628
    Residential real estate                  42,018   44,109   47,136   49,358   45,656   51,496   55,259   56,059   56,744   54,890
    Construction loans                       54,856   52,724   48,784   44,280   50,161   40,483   32,766   27,602   25,596   31,611
    Consumer                                 33,872   31,274   30,229   28,956   31,083   27,903   26,113   25,314   25,535   26,217
    Lease financing                          82,579   77,263   74,213   73,389   76,861   63,258   63,396   57,432   57,698   60,446
    Loans held for sale                           -    9,121    9,175   22,550   10,212    5,941        -        -        -    1,485
                                           --------  -------  -------  -------  -------  --------  -------  ------- -------  -------
    Total loans                             478,535  463,056  447,561  428,761  454,479  405,907  379,997  360,603  347,670  373,545
Investment securities(available for sale)    21,692    9,936    7,513   17,288   14,617   12,806    9,629    6,933    5,823    8,798
Investment securities(held to maturity)      31,488   28,685   28,297   13,843   25,578   12,312   11,655    9,291    5,276    9,232
Mortgage-backed securities                  117,807  113,832  124,458  139,048  123,786  154,367  171,276  121,954   90,518  134,528
                                           --------  -------  -------  -------  ------- --------  -------  -------  -------  -------
Earning assets                              668,182  637,235  621,155  615,234  635,453  595,527  573,378  499,992  451,474  530,093
Cash and due from banks
    (non-interest bearing)                   13,119   14,209   15,349   13,770   14,091   12,078    9,847    9,138    9,310   10,093
Other non-earning assets                     38,876   34,329   27,618   24,347   31,313   22,337   25,780   18,854   22,501   22,369
                                           --------  ------- -------- --------  ------- --------  -------  -------  -------  -------
     Total assets                          $720,182 $685,773 $664,122 $653,351 $680,857 $629,942 $609,005 $527,984 $483,285 $562,555
                                           ======== ======== ======== ======== ======== ======== ======== ======== ======== ========
Deposits:
  Demand                                    $66,247  $57,660  $54,101  $52,049  $57,514  $47,623  $41,458  $39,054  $37,934  $41,517
  Interest bearing:
    NOW and Supernow accounts                79,772   79,027   79,942   78,084   79,206   67,487   52,265   47,736   38,570   51,515
    Money Market Accounts                    37,053   34,767   34,632   36,142   35,649   35,867   33,221   33,246   32,553   33,722
    Passbook and Stmt Savings                31,282   31,857   32,161   31,753   31,763   30,583   31,338   32,017   31,317   31,314
    Time deposits                           287,853  256,916  231,197  219,496  248,866  215,963  212,222  201,299  195,151  206,158
                                            -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total interest bearing deposits           435,960  402,567  377,932  365,475  395,484  349,900  329,046  314,298  297,591  322,709
Federal Home Loan Bank borrowings            88,000   88,000   88,000   88,000   88,000   84,117   83,709   60,508   47,942   69,069
Other borrowings                             54,794   61,940   74,642   79,586   67,740   79,883   84,397   57,807   47,116   67,301
                                            -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Interest bearing liabilities                578,754  552,507  540,574  533,061  551,224  513,900  497,152  432,613  392,649  459,079
Non-interest bearing liabilities             15,834   17,973   12,234   12,150   14,547   12,232   13,939    7,015   12,399   11,397
Capital securities                           14,448   14,443   14,438   14,433   14,441   14,428   14,423   14,420   14,418   14,422
Total shareholders' equity                   44,899   43,190   42,775   41,658   43,131   41,759   42,033   34,882   25,885   36,140
                                           --------  -------  -------  -------  -------  -------  -------  -------  ------- --------
Total Liabilities and Stockholders'Equity  $720,182 $685,773 $664,122 $653,351 $680,857 $629,942 $609,005 $527,984 $483,285 $562,555
                                           ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

(Unaudited)
                                                      1999                                                 1998
                                     -----------------------------------------------   ---------------------------------------------
                                     Fourth     Third    Second     First     Year-     Fourth     Third    Second    First     Full
Average yields and rates             Quarter   Quarter   Quarter   Quarter   to-date    Quarter   Quarter  Quarter   Quarter    Year
                                     -----------------------------------------------   ---------------------------------------------
Interest - earning assets
Interest-earning deposits             4.83%     5.20%     5.03%      4.80%    5.13%       4.31%    4.35%     5.30%    4.27%    3.96%
Investment securities                 6.72%     6.25%     6.43%      6.08%    6.34%       5.61%    5.56%     6.17%    5.15%    5.64%
Mortgage-backed securities            6.92%     6.48%     6.35%      6.20%    6.47%       6.36%    6.62%     6.17%    6.61%    6.46%
Single family residential loans       7.22%     7.23%     7.34%      7.37%    7.29%       7.57%    7.76%     7.43%    7.80%    7.64%
Commercial real estate loans          8.61%     8.56%     8.62%      8.67%    8.62%       8.53%    8.98%     8.85%    8.98%    8.83%
Construction loans                   10.18%    10.05%    10.09%     10.00%   10.09%      10.30%   11.09%    11.38%   10.81%   10.86%
Commercial business loans             8.51%     8.37%     8.47%      8.77%    8.53%       9.21%    9.53%    10.04%   10.06%    9.69%
Lease financing                      11.01%    11.28%    11.44%     11.03%   11.19%      11.76%   11.67%    12.49%   12.44%   12.07%
Consumer loans                        7.82%     7.87%     7.83%      8.00%    7.88%       8.06%    8.30%     8.57%    8.51%    8.35%
                                     ------    ------    ------     ------   ------      ------   ------    ------   ------   ------
  Total interest - earning assets     8.34%     8.23%     8.25%      8.14%    8.24%       8.23%    8.49%     8.65%    8.92%    8.55%

Interest - bearing liabilities
  Interest - bearing deposits
   NOW and SuperNOW                   2.91%     2.74%     2.66%      2.77%    2.77%       2.83%    2.85%     2.59%    2.29%    2.69%
   Money Market                       2.90%     2.81%     2.73%      2.69%    2.79%       2.79%    2.99%     3.04%    3.05%    2.96%
   Passbook and Statement Savings     1.85%     1.87%     1.90%      1.98%    1.90%       1.98%    2.03%     2.52%    2.73%    2.32%
   Time deposits                      5.25%     5.19%     5.14%      5.25%    5.21%       5.41%    5.52%     5.55%    5.56%    5.51%
                                     ------    ------    ------     ------   ------      ------   ------    ------   ------   ------
  Total interest - bearing deposits   4.38%     4.24%     4.12%      4.18%    4.24%       4.34%    4.51%     4.53%    4.57%    4.48%
FHLB borrowings                       5.62%     5.48%     5.57%      5.33%    5.56%       5.57%    5.85%     5.95%    5.77%    5.79%
Other borrowings                      5.47%     5.68%     5.53%      5.90%    5.58%       5.61%    6.00%     6.05%    6.10%    5.93%
                                     ------    ------    ------     ------   ------      ------   ------    ------   ------   ------
  Total interest-bearing liabilities  4.67%     4.60%     4.55%      4.63%    4.61%       4.74%    4.99%     4.93%    4.90%    4.89%

Interest Rate Spread                  3.67%     3.63%     3.70%      3.51%    3.63%       3.49%    3.50%     3.72%    4.02%    3.66%
Net Interest Margin                   4.29%     4.24%     4.29%      4.13%    4.24%       4.14%    4.16%     4.38%    4.66%    4.32%
Avg Int-earning assets to
 int-bearing liabilities            115.45%   115.34%   114.91%    115.42%  115.28%     115.88%  115.33%   115.57%  114.98%  115.47%

PERIOD END BALANCE SHEET DATA
(Unaudited)
                                                                1999                                        1998
                                             ----------------------------------------      -----------------------------------------
                                             Fourth      Third     Second     First        Fourth      Third     Second      First
($ in thousands)                             Quarter    Quarter    Quarter   Quarter       Quarter    Quarter    Quarter    Quarter
                                             ----------------------------------------      -----------------------------------------
Assets
Cash and due from bank(interest bearing)     $27,545    $16,460   $11,743    $22,248       $6,498       $695       $922      $2,644
Loans and lease(net)                         497,738    461,601   451,967    431,113      419,496    384,361    365,536     343,523
Investment securities:
  Held-to-maturity:
    Book                                      34,309     28,721    28,459     18,747       12,401     12,265     11,222       7,700
    Market                                    32,914     27,660    27,963     18,926       12,547     12,374     11,295       7,733
  Available-for-sale                          30,632     24,493     7,165     17,366       17,909     10,389      8,050       4,304
Mortgage backed securities                   118,886    119,926   117,629    130,132      146,459    157,624    174,298      92,118
                                            --------    -------   -------    -------      -------    -------    -------     -------
Earning assets                               709,110    651,201   616,963    619,606      602,763    565,334    560,028     450,289
Cash and due from bank(non-interest bearing)  15,648     13,356    14,113     15,663       14,189      8,900     12,183       8,247
Other non earning assets                      40,776     39,526    34,731     30,915       29,861     43,134     27,641      25,139
                                            --------   --------  --------   --------     --------   --------   --------    --------
Total assets                                $765,534   $704,083  $665,807   $666,184     $646,813   $617,368   $599,852    $483,675
                                            ========   ========  ========   ========     ========   ========   ========    ========
Liabilities and shareholders' equity
Deposits:
  Demand                                     $65,305    $56,516   $57,201    $55,454      $54,934    $45,459    $53,375     $37,391
  Interest bearing                           456,134    435,040   387,927    377,644      353,228    333,376    311,934     306,189
                                            --------   --------  --------   --------     --------   --------   --------    --------
    Total deposits                           521,439    491,556   445,128    433,098      408,162    378,835    365,309     343,580
Federal Home Loan Bank borrowings             88,000     88,000    88,000     88,000       88,000     93,551     80,240      45,900
Other borrowings                              74,767     53,349    66,160     77,344       79,416     78,854     90,020      41,957
                                            --------   --------  --------   --------     --------   --------   --------    --------
Interest bearing liabilities                 684,206    632,905   599,288    598,442      575,578    551,240    535,569     431,437
Other Liabilities                             19,068     12,427     9,337     11,654       15,250      9,964      8,282      11,185
                                            --------   --------  --------   --------     --------   --------   --------    --------
Total liabilities                            703,274    645,332   608,625    610,096      590,828    561,204    543,851     442,622
Capital Securities                            14,451     14,446    14,436     14,411       14,431     14,426     14,421      14,418
Total shareholders' equity                    47,809     44,305    42,746     41,677       41,554     41,738     41,580      26,635
                                            --------   --------  --------   --------     --------   --------   --------    --------
Total Liabilities, cap sec, and equity      $765,534   $704,083  $665,807   $666,184     $646,813   $617,368   $599,852    $483,675
                                            ========   ========  =========  ========     ========   ========   ========    ========

Other selected balances
Total intangible assets
  Goodwill only                                4,914     5,090      5,190      5,053        5,130      4,402      4,498       4,580
Amount included in shareholders' equity
  for net unrealized gains on investments
  available-for-sale                           1,234    (1,557)    (1,896)      (871)        (495)      (256)       (10)        272

Capital Data
(Unaudited)
                                                    1999                                                1998
                                ------------------------------------------------   -------------------------------------------------
                                Fourth     Third    Second     First     Year-      Fourth     Third    Second     First      Year-
                                Quarter   Quarter   Quarter   Quarter   to-date     Quarter   Quarter   Quarter   Quarter    to-date
                                ------------------------------------------------   -------------------------------------------------
Per common share
Shares outstanding:
    Average-basic             5,573,076  5,634,130 5,457,518 5,353,839 5,503,259  5,339,935 5,484,234 5,097,084  4,564,724 5,124,681
    Average-diluted           5,788,924  5,865,209 5,834,341 5,755,678 5,809,921  5,855,871 5,978,048 5,643,241  5,072,994 5,627,588
    Period-end                5,513,345  5,591,692 5,647,096 5,398,933 5,513,345  5,314,591 5,416,362 5,502,743  4,607,216 5,314,591
Book value                        $8.67      $7.54     $7.57     $7.72     $8.67      $7.82     $7.71     $7.56      $5.78     $7.82
Tangible Book Value               $7.78      $6.63     $6.65     $6.78     $7.78      $6.85     $6.89     $6.74      $4.79     $6.85
Price:
    High                        13  1/4   15  1/16  16 27/64   15  1/8  16 27/64   14 11/16  17 51/64  20 41/64   16 25/32  20 41/64
    Low                         12  1/8    12  5/8  13 37/64  11 27/64  11 27/64   10 61/64  12  9/64  16  3/32   13 53/64  10 61/64
    Close                       12  5/8    13  1/8  13 59/64  13 11/16   12  5/8   11 25/32   12  3/8  17 11/32   16  7/32  11 25/32


Capital ratios
($ in thousands)
Risk-based capital:
   Tier 1 capital               $47,112    $44,414   $42,798   $41,467   $47,112    $41,614   $39,967   $38,905    $32,200   $41,614
     % risk adjusted assets        8.90%      9.10%     8.96%     9.08%     8.90%      9.56%     9.65%    10.59%      9.44%    9.56%
   Total capital                $53,006    $49,584   $47,767   $46,279   $53,006    $46,068   $44,534   $43,168    $36,285   $46,068
     % risk adjusted assets       10.01%     10.15%    10.00%    10.13%    10.01%     10.58%    10.75%    11.75%     10.63%   10.58%
Tier 1 leverage ratio              6.30%      6.44%     6.58%     6.37%     6.30%      6.60%     6.63%     6.65%      6.81%    6.60%
Average shareholders' equity to
   total average assets            6.23%      6.30%     6.44%     6.37%     6.33%      6.63%     6.90%     6.60%      5.35%    6.42%
